EXHIBIT 10.32







                                                        Schedule "A"



                                                        Coca-Cola Ltd.


------------------------------                          ------------------

SAVINGS PLAN                                            EMPLOYEES
                                                        SAVINGS AND
                                                        SHARE
                                                        OWNERSHIP
Effective January 1, 1990                               PLAN

ARTICLE




1       Purpose                                                         1

2       Definitions                                                     2

3       Eligibility and Membership                                      7

4       Contributions                                                   9

5       Investment of Funds                                             12

6       Allocation and Vesting of Funds                                 15

7       Valuation of the Trust Fund                                     18

8       Designation of Beneficiary                                      20

9       Benefits for Participants                                       21

ARTICLE
(continued)





10      Method of Distribution of Benefits                              24

11      Agreements                                                      26

12      Amendments to the Plan                                          28

13      Termination of the Plan                                         29

14      General Provisions                                              30

15      Administration                                                  33

16      Construction                                                    35

1       PURPOSE

1.01 The Plan is intended to qualify as an employees profit sharing plan under the Income Tax Act (Canada) as amended from time to time.












                                                                        1.

2       DEFINITIONS

2.01 "Affiliate" shall mean The Coca-Cola Company, incorporated in the State of Delaware, U.S.A., and Coca-Cola Beverages or any corporation not less than 50% of whose voting stock (not including shares having voting power only upon the happening of an event of default) is owned directly or indirectly by The Coca-Cola Company or by Coca-Cola Beverages. Any such corporation shall be an Affiliate only during such time as the foregoing voting stock ownership requirements are met.

2.02 "Board of Directors" shall mean the Board of Directors of Coca-Cola Ltd. Or any similar Board of any successor corporation.

2.03    "Company" shall mean Coca-Cola Ltd., its successors or assigns.

2.04 "Continuous Service" shall mean uninterrupted employment with a Participating Employer and shall include periods of annual vacation, absence on account of sickness or accident and other approved leave of absence granted by a Participating Employer.


2.05    "Effective Date" shall mean January 1, 1990.

2.06 "Employee" shall mean a person who is resident in Canada and classified as a permanent full-time employee by his


                                                                        2.

        Participating Employer, excluding elected officers of The Coca-Cola Company.

2.07 "Fund" shall mean the separate funds in which Participant contributions to the Plan are invested in accordance with Article 5.

2.08    "Insurance   Company"  shall  mean  a  company   licensed  or  otherwise
        authorized under the laws of Canada or a province to carry on an annuities business in Canada.

2.09 "Market Value" shall mean, except where provided otherwise under the Plan, the cost of a Share on a Valuation Date equivalent to the average cost of all Shares purchased and paid for by the Trustee in the calendar month in which such Valuation Date occurs. In the event no Shares are purchased in the calendar month, the Market value shall be equivalent to the average of high and low prices reported on the composite transactions listing of the New York Stock Exchange on such Valuation Date, or if the said Shares did not trade on such Valuation Date, the last day prior to such Valuation Date such Shares traded on said exchange.

2.10 "Participant" shall mean any person participating in the Plan as provided in Article 3.


2.11 "Participant's Contribution Account" shall mean the account into which shall be credited the contributions made by a Participant pursuant to
        Section 4.01.


2.12 "Participant's Company Account" shall mean the account into which shall be credited the contributions made by a

                                                                        3.

        Participating Employer on behalf of the Participant pursuant to Section 4.04.


2.13 "Participating Employer" means the Company or a Subsidiary of the Company, organized under the laws of Canada or a Province thereof, which adopts the Plan with the approval of the Board.


2.14 "Plan" shall mean the Coca-Cola Ltd. Employees Savings and Share Ownership Plan as described herein or as hereafter amended.


2.15 "Plan Year" shall mean the period beginning with the Effective Date and ending December 31, 1990, and each 12-month period ending December 31st thereafter.


2.16 "Retirement" shall mean early, normal or postponed retirement under any retirement plan of a Participating Employer covering Employees, provided such retirement results in the Participant's separation from the employment of a Participating Employer. In any event, Retirement for purposes of the Plan shall not occur later than the end of the calendar year in which the Participant attains age 71.


2.17 "Retirement Savings Plan" shall mean the Coca-Cola Ltd. Employees' Retirement Savings Plan.


2.18 "Salary" shall mean the total remuneration earned by a Participant and received through the payroll of the Participating Employer but excluding any payment made in lieu of any vacation with pay entitlement not taken by the Participant prior to the date of his Termination of


                                                                        4.
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        Employment or Retirement, any  contest prizes and  any  payment  by  the
        Participating Employer to the Participant in respect of long term disability insurance premiums paid by the Participant.


2.19 "Shares" shall mean the common shares of The Coca-Cola Company and includes fractions thereof.


2.20 "Subsidiary" means any corporation not less than 50% of whose voting stock (not including shares having voting power only upon the happening of an event of default) is at the time owned, directly or indirectly, by the Company. Any such corporation shall be a Subsidiary only during such time as the foregoing voting stock ownership requirements are met.


2.21 "Termination of Employment" shall mean separation from the employment of a Participating Employer.


2.22 "Trust Agreement" shall mean the agreement entered into between the Company and the Trustee which governs the management and administration of the assets of the Plan, as such agreement may be originally adopted, or as it may be amended from time to time.


2.23 "Trust Fund" shall mean the cash and other properties arising from contributions made by Participants and the Participating Employers in accordance with the provisions of the Plan and held and administered by the Trustee pursuant to the Trust Agreement to carry out the provisions of the Plan.



                                                                        5.

2.24 "Trustee" shall mean a corporation licensed or otherwise authorized under the laws of Canada or a province to carry on in Canada a business as a trust company and by whom the assets of the Trust Fund are held as provided for in Article 11.

2.25 "Valuation Date" shall mean the last business day of each month or such other more frequent date as may be determined by the Trustee.

In the Plan, unless the context otherwise requires, words in the singular shall be construed as including words in the plural and words in the plural as including words in the singular and words importing the masculine gender shall be construed as including the feminine and vice versa. The headings in the Plan are for convenience of reference only and are not to be construed as part of the Plan.



                                                                        6.

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3       ELIGIBILITY AND MEMBERSHIP

3.01    Eligibility

        (a) An Employee who is employed by a Participating Employer on December 31, 1989 shall be eligible to become a Participant on the Effective Date.

        (b) An Employee who is hired by a Participating Employer on and after the Effective Date shall be eligible to become a Participant on the first day of the month coincident with or next following the completion of one year of Continuous Service.

        (c) An Employee who transfers from an Affiliate or a Subsidiary which is not a Participating Employer shall have his period of continuous employment immediately prior to the date of transfer included for the purpose of determining eligibility under this Section 3.01.

3.02    Participation

        An eligible Employee shall become a Participant by filing with his Participating Employer an application and enrollment form authorizing the Participating Employer to make regular payroll deductions for such contributions to the Plan and/or the Retirement Savings Plan as the Employee may designate pursuant to Section 4.01 hereof and/or Section
        3.01 of the Retirement Savings Plan and expressing the agreement of the Employee to the terms and conditions of the Plan and/or the Retirement Savings Plan. Participation shall become effective on the first day of the month following the month in which such completed application and

                                                                        7.

        enrollment form is received by the Participating Employer from an eligible Employee. Notwithstanding the foregoing, any eligible Employee who files the appropriate enrollment form with his Participating Employer any time prior to the Effective Date shall become a Participant on the Effective Date.


3.03    Re-Employment of Former Employees or Former Participants

        Any person re-employed by a Participating Employer as an Employee, who was previously a Participant or who was previously eligible to become a Participant, shall become a Participant on the first day of the month following the month in which his application and enrollment form is received by the Participating Employer upon his subsequent re-employment.

3.04    Inactive Participants

        A Participant who remains in the employ of a Participating Employer but who ceases to be an Employee as herein defined shall continue to remain a Participant of the Plan but shall not be eligible to make contributions hereto and no Company contributions shall be made on his behalf while he is an inactive Participant.

3.05    Participation While Transferred to an Affiliate

        A Participant who is transferred to an Affiliate for a temporary period not exceeding three years shall remain a Participant of the Plan and shall be eligible to continue to make contributions to the Plan during such period of temporary transfer. The Company shall continue to make contributions pursuant to Section 4.04 on behalf of the Participant during such period.

                                                                        8.

4       CONTRIBUTIONS

4.01    Participant Contributions

        (a) Basic  Contributions

            Each Participant may contribute to the Plan at the Participant's option either 1%, 2%, 3% or 4% of his Salary less any amounts contributed under Section 3.01 of the Retirement Savings Plan, as designated by written notice. Such contributions, including any amounts contributed under Section 3.01 of the Retirement Savings Plan, up to a maximum of 4% of the Participant's Salary shall be referred to as Basic Contributions.

        (b) Supplemental  Contributions

            In addition, each Participant who is making the maximum Basic Contributions in subsection (a) above may contribute to the Plan each month supplemental contributions as elected by the Participant in multiples of 1% of his Salary less any amounts contributed under
            Section  3.02  of  the  Retirement  Savings  Plan.

4.02    Change in Participant Contributions

        Subject to the provisions of Section 4.01, a Participant may change the percentage of his contribution as of the first day of any month by filing the applicable form with his Participating Employer's payroll department no later than one month immediately prior to the effective date of such change.


                                                                        9.

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4.03    Suspension of Participant Contributions

        (a) A Participant may suspend contributions as of the first day of any month by filing the applicable form with his Participating Employer's payroll department not later than one month prior to the effective date of such suspension of contributions.

        (b) A Participant who has suspended contributions may apply to his Participating Employer's payroll department to have them resumed in accordance with Section 4.01 on the first day of any month by filing the applicable form with his Participating Employer's payroll department not later than one month prior to the effective date of resumption of contributions and that such resumption shall not occur within 3 months of the date the contributions were suspended.

4.04    Participating Employer Contributions

        (a) Each Participating Employer shall for each fiscal year contribute on behalf of its Employees who are Participants in the Plan out of its profits, either current or accumulated, or out of its profits and the profits of a corporation with which it does not deal at arm's length an amount equal to the aggregate of (i) 50% of each Participant's Basic Contribution to the Plan pursuant to Section
            4.01 and (ii) 50% of each Participant's Basic Contribution to the Retirement Savings Plan.

        (b) Notwithstanding the foregoing, in each fiscal year in which a Participating Employer or a corporation with which it does not deal at arm's length has established profits in accordance with generally accepted accounting principles, each Participating Employer shall make a contribution out of such profits to the Plan which shall not be less than $100 per Participant.


                                                                        10.

4.05    Payment of Contributions

        The amount of each Participant's monthly contributions under this Plan shall be paid by his Participating Employer to the Trustee and shall be deposited by the Trustee in the Participant's Contribution Account of each Participant by the last day of the month following the month for which such contributions are made. Participating Employer contributions under the Plan in respect of such Participating Employer's fiscal year shall be deposited with the Trustee within 120 days from the end of the fiscal year of the Participating Employer.

4.06.   Limitation on Contribution Changes and Suspensions

        A Participant may not elect to change the percentage of his contributions in accordance with Section 4.02 of this Plan or Section
        3.05 of the Retirement Savings Plan nor suspend his contributions in accordance with Section 4.03 of this Plan or Section 3.07 of the Retirement Savings Plan more than twice in any one calendar year.










                                                                        11.

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5       INVESTMENT OF FUNDS

5.01    Investment in Shares

        Contributions made by Participating Employers to the Plan and contributions made by Participants, which are directed by Participants to be invested in Shares, shall be invested and reinvested by the Trustee in Shares once every calendar month. The Trustee shall purchase Shares on the open market in respect of Participants. For purposes of the Plan, the cost of the Shares shall be the Market Value.

5.02    Participant Contributions

        A Participant may direct the Trustee to invest all or part of his Participant's Contribution Account either in accordance with Section
        5.01 or in the following funds selected by the Company:

        (a) a Pooled Equity Fund which shall be invested primarily in Canadian stocks;

        (b) a Guaranteed Fund which shall be a fund invested by the Trustee in consultation with the Company which shall guarantee payment in full of such amounts deposited therein plus interest at a fixed minimum rate for a period.

5.03    Investment Directions

        A Participant  shall direct the  proportion of his  contributions  under
        Section 4.01 which shall be invested in accordance

                                                                        12.

        with the foregoing Section 5.02 in increments of 1% as elected by the Participant.

5.04    Notice of Direction

        The Participant's investment direction shall be made in writing and filed with his Participating Employer. Such direction shall be a continuing direction, but may be changed effective as of the first day of the month by submitting a revised investment direction in respect of the Participant's future contributions at least one month prior to the effective date thereof. Changes in the investment direction under
        Section 5.04 of this Plan or Section 4.03 of the Retirement Savings Plan may not be made more than twice in any one calendar year.

5.05    Investment Option Transfers

A Participant may elect twice every calendar year, by filing an Employee Savings Plan Change Form with his Participating Employer at least 30 days prior to the effective Valuation Date, to transfer all or part of his Participant's Contribution Account from Shares to one or both of the Funds, from one or both of the Funds to Shares or from one Fund to the other Fund. The transfer from the Funds to Shares or between Funds will be determined on the basis of the value of the interest of the Participant's Contribution Account in the exporting Fund or Funds, as applicable, as determined by the Trustee at the Valuation Date on which the transfer occurs. The transfer from Shares to one or both of the Funds will be determined on the basis of the Market Value of the interest of the Participant's Contribution Account in Shares on the Valuation Date on which the transfer occurs. The amount of a Participant's Contribution Account that may be transferred shall be specified by a Participant in increments of 1% and shall be subject to a


                                                                        13.

        minimum amount equal to 1% of his Participant's Contribution Account balance determined as of the effective Valuation Date or such other minimum amount as may, from time to time, be prescribed by the Company for purposes of the Plan. Transfers between Shares and the Funds and between Funds under Section 5.05 of this Plan or under Section 4.04 of the Retirement Savings Plan may not be made more than twice in any one calendar year.




                                                                        14.

6       ALLOCATION AND VESTING OF FUNDS

6.01    Establishment of Participant Accounts
        The Trustee shall establish and maintain for each Participant:

        (a) a Participant's Company Account showing the aggregate of all amounts each of which is an amount contributed in respect of a Participant by a Participating Employer to the Plan and any amounts allocated to such Participant under this Article 6 plus income and capital gains and losses thereon; and

        (b) a Participant's Contribution Account showing the aggregate of all amounts each of which is an amount contributed to the Plan by the Participant and allocated gains to him, plus income and capital and losses thereon.

6.02    Allocation and Vesting of Contributions

        (a) The contributions of each Participant will be allocated by the end of the month in which such contributions are received by the Trustee to the Participant's Contribution Account. The Participant shall be 100% vested in such contributions immediately upon allocation of such contributions to the Participant's Contribution Account.

        (b) Participating Employer contributions on behalf of each Participant will be allocated to the Participant's Company Account by the end of the Plan Year in which such contributions are received by the Trustee. Participating Employer contributions on behalf of each Participant for a Plan Year shall be 100% vested in such



                                                                        15.

            Participant immediately upon allocation of such contribution to the Participant's Company Account.

6.03    Allocation of Income, Capital Gains and Losses

        As of each Valuation Date the investment earnings attributable to each investment option maintained pursuant to Section 5.02 including interest, dividends, realized and unrealized capital gains (or losses), shall be credited by the Trustee to the Participant's Contribution Account and Participant's Company Account of each Participant whose said accounts are invested in such investment option in the proportion that the value of the Participant's Contribution and Company Accounts of each Participant attributable to that investment option bears to the total value of all Participant's Contribution and Company Accounts attributable to that investment option as of the previous Valuation Date.

6.04    Shares Held in Participant's Contribution and Company Accounts

        In the event that all or a portion of a Participant's Contribution Account and a Participant's Company Account established in respect of a Participant is invested in Shares, the record of the respective Participant's Contribution and Participant's Company Accounts shall indicate the total number of Shares purchased and held on the Participant's behalf. Any income received in respect of Shares held in the Participant's Contribution Account and Participant's Company Account shall be allocated by the Trustee to the respective accounts at the time such income is received by the Trustee. All Shares purchased by the Trustee pursuant to Section 5.01 shall be held by the Trustee in trust on behalf of the applicable Participant, and the certificates in respect thereof shall be registered in the name of the Trustee or its


                                                                        16.

        nominee. All rights with respect to Shares held by the Trustee on behalf of a Participant in his Participant's Contribution Account and in his Participant's Company Account, including rights of conversion and voting, shall be exercisable by the Participant. Any Shares held by the Trustee as to which it receives no instructions from a Participant to whose individual Participant's Contribution Account or Participant's Company Account such Shares are credited shall be voted by the Trustee in the same proportions as the voting of the Shares for which the Trustee receives instructions from Participants.












                                                                        17.

7       VALUATION OF THE TRUST FUND


7.01    Valuation

        The Trustee shall determine the value of the Trust Fund as of each Valuation Date including the Valuation Date that coincides with the last day of each Plan Year and shall advise the Company in writing of the value so determined. The value of the Trust Fund at each such date shall be an amount equal to the market value of all assets and income of the Trust Fund, less any proper charges against the Trust Fund, all as of such Valuation Date. The Trustee's determination of the value of the Trust Fund shall be binding upon the Participating Employers, Participants, their beneficiaries and all other persons involved. Notwithstanding the above, the Company or its agent shall have the right to review and audit the records of the Trustee pertaining to the administration and operation of the Plan and Trust Fund, from time to time, and the Trustee shall correct or recalculate any value which is shown to have been calculated in error.


7.02    Expenses

        Unless paid by the Company, in its sole discretion, all expenses of the Plan shall be allocated to each Participant's Contribution Account and Participant's Company Account pro rata in accordance with the respective account balances, or in such other manner as determined by the Company in consultation with the Trustee. Unless paid by the Company, any expenses associated with the purchase or sale of Shares shall be allocated to the applicable Participant's Company Accounts and Participant's Contribution Accounts pro rata



                                                                        18.

        in accordance with the number of Shares purchased or sold on behalf of each Participant.




















                                                                        19.

8       DESIGNATION OF BENEFICIARY


8.01 Subject to the laws of any province of Canada, a Participant may file with his Participating Employer, on a form approved by it, a designation of a beneficiary or beneficiaries to receive any payments to be paid from the Plan on the death of the Participant, and the Participant may from time to time change or revoke any such designation. The most recent designation under the Plan so received shall be controlling, if valid and effective under applicable laws unless subsequently revoked or changed in accordance with applicable laws provided, however, that no designation or change or revocation thereof shall be effective unless received by the Participating Employer or any authorized agent thereof, prior to the Participant's death, and in no event shall any designation be effective as of a date prior to its receipt.







                                                                        20.

9       BENEFITS FOR PARTICIPANTS


9.01    Valuation Date

        All benefits for Participants shall be computed as of the Valuation Date
        immediately   following  or  coincident  with  the  termination  of  his membership in the Plan.


9.02    Retirement or Termination of Employment

        Subject to Section 10.02, any Participant who terminates service with a Participating Employer due to Retirement or earlier Termination of Employment will receive the value of his Participant's Company Account and Participant's Contribution Account, including any univested cash balance, determined as of the Valuation Date on which such Participant's interest in the Plan is liquidated in accordance with applicable valuation procedures then in effect for each investment option in which the Participant's respective Participant's Company Account and Participant's Contribution Account are invested less any expenses associated with such distribution unless paid by the Company.

9.03    Death

        Upon the death of a Participant at any time while in the employment of a Participating Employer, there shall be paid to his designated beneficiary or, if no designation of beneficiary is then in effect, to the estate of the deceased Participant, the value of his Participant's Company Account and Participant's Contribution Account, including any uninvested cash balance, determined as of the Valuation


                                                                        21.

        Date on which such Participant's interest in the Plan is liquidated in accordance with applicable valuation procedures then in effect for each investment option in which the Participant's respective Participant's Company Account and Participant's Contribution Account are invested less any expenses associated with such distribution unless paid by the Company.


9.04    Disability

        Any Participant whose service with a Participating Employer is terminated due to disability or sickness as determined consistent with a Participating Employer's policy will receive the value of his Participant's Company Account and Participant's Contribution Account, including any uninvested cash balance, determined as of the Valuation Date on which such Participant's interest in the Plan is liquidated in accordance with applicable valuation procedures then in effect for each investment option in which the Participant's respective Participant's Company Account and Participant's Contribution Account are invested less any expenses associated with such distribution unless paid by the Company.


9.05    Withdrawal from the Participant's Contribution Account

        A Participant may, as of any Valuation Date, by giving notice to a Participating Employer's payroll department not later than one month prior to the effective date of the withdrawal, apply in writing to liquidate all or a portion of his Participant's Contribution Account and receive the value of all or a portion of his Participant's Contribution Account, including any uninvested cash balance, in accordance with applicable valuation procedures then in effect for each investment option in which his Participant's Contribution Account is invested less any expenses associated with such


                                                                        22.

        distribution unless paid by the Company. Any such withdrawal shall be subject to a minimum of $500 or the value of the Participant's Contribution Account, if lesser, provided such Participant has not made more than one withdrawal under this Section 9.05 or under Section 8.01 of the Retirement Savings Plan during the current calendar year.


9.06    Suspension Following Withdrawal

        Following a withdrawal made under Section 9.05 of this Plan and/or under
        Section 8.01 of the Retirement Savings Plan in respect of the Participant's Basic Contributions, the Participant shall be deemed to have made an effective election under Section 4.03 to suspend contributions for a period of 3 months and shall be permitted to resume such contributions upon proper notice as set out in subsection 4.03(b) on the first day of any month following the appropriate period of suspension.










                                                                        23.

10      METHOD OF DISTRIBUTION OF BENEFITS


10.01   Date of Payment

        The benefits provided in Sections 9.02, 9.03, 9.04 and 9.05 shall be paid to the Participant or, in the event of his death, to a beneficiary designated by him or to his estate not later than 90 days after the earliest of:

        (a) the death of the Participant;

        (b) the day on which the Participant ceases to be employed by a Participating Employer;

        (c) the end of the calendar year in which the Participant becomes 71 years of age;

        (d) the termination or winding-up of the Plan; and

        (e) the date on which the Participant  elects to make a withdrawal under
            Section 9.05.

10.02   Form of Distribution

        Distribution of benefits under Article 9 shall be payable in cash in one lump sum. All cash payments shall be made by cheque. If all or a portion of his Participant's Company Account and Participant's Contribution Account are invested in Shares, the Participant may elect to have the Trustee distribute in specie to him the whole Shares held in those accounts.

        In such event,




                                                                        24.

        (a) the Participant shall receive certificates in respect of those Shares registered in his name or the name of his nominee; and

        (b) the Participant shall receive, in lieu of any fractions of Shares held in the Participant's respective accounts, the Market Value of such fractional Shares determined in accordance with Article 9; and

        (c) the cash value of his Participant's Contribution Account and Participant's Company Account determined and otherwise payable under
            Article 9, shall be reduced by the Market Value of the Shares as determined under Article 9 and distributed in specie under this
            Section 10.02.







                                                                        25.

11      AGREEMENTS


11.01   Agreement Between the Trustee and the Company

        The Company shall enter into a Trust Agreement with the Trustee under which the Trustee shall receive the contributions of the Participants and the Participating Employers to be applied under the Trust Agreement and held, invested, reinvested and distributed by the Trustee in accordance with the terms of such Trust Agreement, this Plan, the Income Tax Act (Canada), applicable provincial legislation and the requirements of Revenue Canada, Taxation. The company may instruct the Trustee pursuant to provisions in the Trust Agreement to enter into a contract with an Insurance Company to invest part of the Trust Fund on such terms as the Company deems appropriate, and the Company retains the right to act on behalf of all persons having an interest in the Trust Fund to require the Trustee to amend such contracts or to enter into further such contracts.

11.02   Custody of Assets

        The assets of the Trust Fund under the Trust Agreement shall be held in the possession of the Trustee. Securities in the Trust Fund may be registered in the name of the Trustee or its nominees or held in such form that they may pass by delivery.




                                                                        26.





11.03   Trustee to Invest Assets

        Subject to and without limiting the generality of Article 5 and Section 11.01, the investment of the assets under the Trust Agreement shall be made by the Trustee.









                                                                        27.

12      AMENDMENTS TO THE PLAN


12.01   Right to Amend

        Subject to the provisions hereinafter set forth, the Company reserves the right, at any time or from time to time, by action of its Board of Directors to modify or amend in whole or in part any or all of the provisions of the Plan, provided that no such modification or amendment may be made which will:

        (a) deprive any Participant of any benefit theretofore vested in him under the Plan; or

        (b) make it possible for any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the
            Participants or their respective beneficiaries prior to the satisfaction of all liabilities with respect to the Participants in the Plan and their beneficiaries.


12.02   Retroactive Amendment

        Notwithstanding the provisions of Section 12.01 or any other provisions of the Plan, any modification or amendment of the Plan may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to or to satisfy the conditions of any law, governmental regulation or ruling, and to permit the Plan and Trust Agreement to meet the requirements of the income Tax Act (Canada), applicable provincial legislation and the requirements of Revenue Canada, Taxation.



                                                                        28.

13      TERMINATION OF THE PLAN


13.01   Right to Terminate the Plan

        The Company reserves the right at any time by action of its Board of Directors to terminate the Plan in whole or in part.


13.02   Procedure on Termination

        In the event of discontinuance of the Plan whether in whole or in part, all of the assets of the Trust Fund must and shall be applied for the benefit of Participants and/or their beneficiaries, as specified under the Plan, effected in accordance with the value of their respective Participant's Company Accounts and Participant's Contribution Accounts as determined through a special valuation of the Trust Fund as of that date in such manner as the Trustee may determine.







                                                                        29.

14      GENERAL PROVISIONS


14.01   Rights of Participants

        Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or former
        Participant or Employee of a Participating Employer or any person whomsoever, any legal or equitable right against a Participating Employer, the Company or the Trustee, unless such right shall be specifically provided for in the Trust Agreement or the Plan or conferred by affirmative action of the Company in accordance with the terms and provisions of the Plan. The rights of the Participants and their beneficiaries under the Plan are rights only to share in the assets of the Trust Fund in accordance with the provisions of the Plan as from time to time in effect, and a Participating Employer or the Company shall not have any liability under or arising out of the Plan, to any Employee, Participant, beneficiary or other person.


14.02   Employment

        Nothing herein contained shall be deemed to give any Employee the right to be retained in the service of a Participating Employer or to interfere with the rights of a Participating Employer to discharge such Employee at any time, all of which rights shall remain as if the Plan had not been established.



                                                                        30.

14.03   Qualification Plan

        The establishment and continuation of this Plan is subject to such qualification with the relevant tax authorities as is necessary to establish that the Plan constitutes an employees profit sharing plan within the meaning of the Income Tax Act (Canada) and in particular as is necessary to establish that the Participating Employers are entitled to deduct the amounts of their payments to the Plan as expenses before taxes under the provisions of the Income Tax Act (Canada) or any other applicable legislation, as is now in effect or as may be amended or adopted.


14.04   Assignment

        Except as otherwise required by law or as provided under the Plan, any benefits payable under the terms of this Plan are for the Participant's own use and benefit and are not capable of assignment or alienation and do not confer upon any Participant, beneficiary, personal representative or dependent, or any other person, any rights or interest in the benefits, if any, capable of being assigned or otherwise alienated, nor shall any such benefit be capable of surrender.


14.05   No Loans

        No payment out of the Plan shall be made to a Participant or other beneficiary by way of loan.



                                                                        31.

14.06   Payment of Benefits in the Case of Incapacity

        If it shall be determined that any person entitled to benefits under the Plan is legally, physically or mentally incapable of receiving and receipting for such benefits, such payments or any part thereof may be made by the Trustee to such other person, persons or institutions as a Participating Employer believes are then maintaining or have custody of such recipient. Such payment shall constitute a full and complete discharge of the payment of the benefit under the Plan.


14.07   Written Explanation

        There shall be prepared and made available to each Participant a written explanation of the terms and conditions of the Plan and amendments thereto applicable to him, together with an explanation of the rights and duties of the Participant with reference to the benefits available to him under the terms of the Plan. In the event of any conflict between any statement made in such explanation and the provisions of the Plan or Trust Agreement, the provisions of the Plan or Trust Agreement shall govern.







                                                                        32.

15      ADMINISTRATION


15.01   Company to Administer

        The Company will operate and administer the Plan and will determine all questions arising under and in connection therewith, and may from time to time prescribe, amend and rescind regulations for such operation and administration but may employ an agent or agents for this purpose.


15.02   Annual Statement

        The Company shall deliver or cause to be delivered to each Participant at least annually a statement setting forth the value of the Participant's Contribution Account and the Participant's Company Account under the Plan. At the time of any payment to a Participant, beneficiary or estate the Company shall deliver or cause to be delivered to the person receiving such payment a statement setting forth in reasonable detail the computation of the amount of the payment. Each such statement shall be deemed correct unless the Participant, the beneficiary or estate gives notice to the contrary to the Company within 6 months after its delivery.


15.03   Delivery to Participants

        Each notice, report, remittance, statement and other communication directed to a Participant shall be in writing and may be delivered in person or by first class mail, in which latter event it shall be deemed to have been delivered and received by the Participant when so deposited in the mail with postage prepaid addressed to the Participant at



                                                                        33.

        The  Participant's   last  address  of  record  with  his  Participating
        Employer.


15.04   Delivery to Participating Employers

        All applications, notices, designations and other communications from Participants shall be in writing and where applicable on prescribed forms, and shall be mailed by first class mail or delivered to his Participating Employer by the Participant and shall be deemed to have been given when received by his Participating Employer.














                                                                        34.

16      CONSTRUCTION



16.01 The Plan shall be construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.









                                                                        35.